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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): JUNE 23, 2005
                                                  ------------------------------

                       INKINE PHARMACEUTICAL COMPANY, INC.
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               (Exact name of registrant specified in its charter)

           NEW YORK                                000-24972                             13-3754005
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(State or other jurisdiction of            (Commission File Number)         (I.R.S. Employer Identification No.)
        incorporation)
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    1787 SENTRY PARKWAY WEST, BUILDING 18, SUITE 440
                BLUE BELL, PENNSYLVANIA                                 19422
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        (Address of principal executive offices)                     (Zip Code)


Registrant's telephone, including area code: (215) 283-6850
                                             -----------------------------------


                                 NOT APPLICABLE.
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         (Former name and former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

         |_|  Written communications pursuant to Rule 425 under the Securities
              Act (17 CFR 230.425)

         |X|  Soliciting material pursuant to Rule 14a-12 under the Exchange
              Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01.  OTHER EVENTS.

         On June 23, 2005, InKine Pharmaceutical Company, Inc. (the "Company") and Salix Pharmaceuticals, Ltd. ("Salix") issued a joint press release announcing that they have entered into an agreement under which Salix will acquire the Company. A copy of the joint press release is attached as Exhibit
99.1 hereto, and is incorporated into this Current Report on Form 8-K by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

         99.1     Joint press release, dated June 23, 2005.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 INKINE PHARMACEUTICAL COMPANY, INC.


Date: June 23, 2005              By:    ROBERT F. APPLE
                                 Name:  Robert F. Apple
                                 -----------------------------------------------
                                 Title: Chief Operating and Financial Officer



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                                  Exhibit Index

Exhibit No.      Description
-----------      -----------

99.1             Joint press release, dated June 23, 2005.